UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest
event reported)                        December 10, 2004
                                 -----------------------------------------------

                         APPLEBEE'S INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                   000-17962                43-1461763
------------------------------     ----------------     ------------------------
 (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)


   4551 W. 107th Street, Overland Park, Kansas                    66207
--------------------------------------------------------------------------------
    (Address of principal executive offices)                    (Zip Code)



                                 (913) 967-4000
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              (Registrant's telephone number, including area code)


                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satiify the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act CFR 230.425)

[ ] Soliciting material pursuant to Rule 17a-12 under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement  communications   pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement  communications   pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01           Other Events

     On December 10, 2004, Applebee's International, Inc.(the "Company") issued a press release entitled "Applebee's International Declares Increased Annual Dividend." The press release is included below.



                                                           FOR IMMEDIATE RELEASE

Contact:  Carol DiRaimo,
          Vice President of Investor Relations
          (913) 967-4109

           Applebee's International Declares Increased Annual Dividend

Overland Park, Kan., December 10, 2004 -- Applebee's International, Inc. (Nasdaq:APPB) has declared an annual dividend of 6 cents per share. The dividend is payable January 21, 2005, to shareholders of record as of December 24, 2004. This is the company's 15th consecutive annual dividend and represents an increase of 29 percent over last year's dividend of 5 cents per share (adjusted for a three-for-two stock split in June 2004).

Applebee's International, Inc., headquartered in Overland Park, Kan., develops, franchises and operates restaurants under the Applebee's Neighborhood Grill & Bar brand, the largest casual dining concept in the world. There are currently 1,654 Applebee's restaurants operating system-wide in 49 states and 12 international countries. Additional information on Applebee's International can be found at the company's website (www.applebees.com).


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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:     December 10, 2004                  By:/s/ Steven K. Lumpkin
         ---------------------                 -------------------------
                                               Steven K. Lumpkin
                                               Executive Vice President and
                                               Chief Financial Officer



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